UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 19, 2006 (JULY 14, 2006)

                            SYSVIEW TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                            90-0251401
(State or other jurisdiction of                              (I.R.S.Employer
 incorporation or organization)                           Identification Number)

                              1772 TECHNOLOGY DRIVE
                           SAN JOSE, CALIFORNIA 95110
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

                              408-436-9888 EXT. 207
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              SYSCAN IMAGING, INC.

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a -12).
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b)).
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On July 14, 2006, the Company's board of directors unanimously voted to appoint Lai Ming Lau to fill the vacancy on the board of directors created by Mr. Peter Mor's resignation in June 2006 and the withdrawal of Mr. Man Ching Chan as a director nominee at the annual stockholders meeting held on June 23, 2006.

         Ms. Lai Ming Lau became a director of Sysview Technology, Inc. on July 14, 2006. Ms. Lau has been the director and chief executive officer of RC Capital Limited since July 1992. RC Capital Limited is a privately-held company located in Hong Kong which advises public and private companies with respect to initial public offerings, U.S. listings and capital raising transactions. RC Capital Limited's parent company, Score One, Inc., is a publicly-held Nevada corporation. Ms. Lau has been the chief financial officer and a director of Score One, Inc. since November 2005 and was appointed as the secretary of Score One, Inc. in March 2006. Ms. Lau has over 15 years experience in working with trading businesses in Asia, in countries such as China, Indonesia and Taiwan, in activities specifically related to commodities trading and production in Asia. Ms. Lau earned an Hons. Diploma in Law and Business from Hong Kong Shue Yan College in 1986.

         During each of the years ended December 31, 2005 and 2004, and from January 1, 2006 through the date hereof, the Company did not enter into any transactions with Ms. Lau or any related parties of which Ms. Lau is affiliated.


 ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)      EXHIBITS

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-B:

EXHIBIT NO.         EXHIBIT DESCRIPTION
-----------------   ------------------------------------------------------------

99.1                Press Release dated July 19, 2006 issued by
                    Sysview Technology, Inc.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Sysview Technology, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SYSVIEW TECHNOLOGY, INC.



                                  Date: July 19, 2006
                                 /S/ DARWIN HU
                                 -------------
                                 Darwin Hu, Chairman and Chief Executive Officer



                                 Date: July 19, 2006
                                 /S/ WILLIAM HAWKINS
                                 -------------------
                                 William Hawkins, Acting Chief Financial Officer Chief Operating Officer and Secretary